UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 18, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                       17314 STATE HIGHWAY 249, SUITE 306
                              HOUTSON, TEXAS 77064
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on August 18, 2008, the Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company") has appointed a member to the Board of Directors and accepted the consent of Simeon King Horton as a member of the Board of Directors. Therefore, as of the date of this Current Report, the Company's Board of Directors is comprised of the following individuals: Michael
J. Newport, Robert D. Fedun, David Urquhart, Ernest G. Sorochan and Simeon King Horton.

BIOGRAPHY

SIMEON KING HORTON. Ms. Horton had previously been a member of the Board of Directors of the Company. Ms. Horton has been actively involved as a petroleum geologist for the past thirty years. From 1996 to present, Ms. Horton has been a consulting petroleum geologist. She has been very active in the Hosston/Cotton Valley trends in North Louisiana and East Texas. She has generated drilling prospects in the area and has successfully been responsible for the drilling of the Hosston/Cotton Valley in an area where there are sixteen to twenty wells per section. From 1989 to 1996, Ms. Horton worked with Grigsby Petroleum in Shreveport, Louisiana, which is owned by Mr. Jack Grigsby, an independent geologist. Grigsby Petroleum is very active in North Louisiana and East Texas, with numerous properties. Included in these properties were Hosston and Cotton Valley production. Ms. Horton was responsible for all the producing properties, the development of the properties, and the drilling of new wells. During 1986, Ms. Horton moved to Shreveport, Louisiana. From 1986-1989, she was a consultant for various oil and gas investors. Subsequently, Ms. Horton worked for Mr. Dudley Hughes, an independent geologist, in Jackson, Mississippi, from 1977 to 1986. During that time, her experience was in the Mississippi/Alabama Salt Basin, Black Warrior Basin in North Mississippi and Northwest Alabama, and South Florida. The main targets of exploration were the Smackover/Norphlet Formations (being located in the Salt Basin), the Paleozoics (being located in the Black Warrior Basin), and the Sunniland Lime (being located in South Florida). She was also exposed to the Perth Basin, located in Australia. During her time with Dudley Hughes, she was extensively involved in the exploration and development of a very aggressive drilling program and involved in all facets of the industry where she was the district geologist.

Ms. Horton received a Bachelor of Science degree with a major in geology and a minor in mathematics from the University of Southern Mississippi, Hattiesburg, Mississippi in 1977. She graduated with honors and was selected Outstanding Graduating Senior in Geology for the academic year of 1976-1977. Ms. Horton attended geology field camp thru the Rolla School of Mines, University of Missouri, which was conducted in the State of Utah. Ms. Horton is also an active member of the American Association of Petroleum Geologist and the Shreveport Geological Society, Shreveport, Louisiana.

On August 19, 2008, the Company granted to Ms. Horton 400,000 Stock Options exercisable into 400,000 shares of restricted common stock at an exercise price of $6.35 for a period of ten years.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    Not applicable.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAINLAND RESOURCES, INC.


DATE:  August 20, 2008.
                                        /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        NAME: Michael J. Newport
                                        TITLE: President/Chief Executive Officer


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